Exhibit 10.24

CONSENT TO CREDIT AGREEMENT

(AMENDMENT NO. 7 TO CREDIT AGREEMENT)

CONSENT TO CREDIT AGREEMENT (AMENDMENT NO. 7 TO CREDIT AGREEMENT) (this “Agreement”), dated as of September 29, 2020, among KNOWLTON DEVELOPMENT CORPORATION INC., a corporation duly amalgamated under the laws of the Province of British Columbia (the “Borrower Representative”), the lenders party hereto (the “Lenders”) and UBS AG, Stamford Branch (“UBS”), as administrative agent (in such capacity, the “Agent”), relating to that certain Credit Agreement, dated as of December 21, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among KNOWLTON DEVELOPMENT HOLDCO, INC., a corporation duly constituted under the laws of the Province of British Columbia, as Holdings, the Borrower Representative, KDC US HOLDINGS, INC., a Virginia corporation, as the US Borrower, the Lenders and Issuing Banks from time to time party thereto, the Agent and UBS, as collateral agent.

RECITALS:

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Lenders (collectively constituting the Required Lenders) hereby consent to the financial delivery extension described in Section 2 hereof, and, subject to the satisfaction of the conditions set forth herein, the Required Lenders are willing to do so.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment No. 7 Closing Date (as defined below), refer to the Credit Agreement as amended hereby.

SECTION 2. Consent. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Lenders (collectively constituting the Required Lenders) hereby agree to extend the date on which the Borrower is required to deliver (i) the consolidated balance sheet of Holdings as at the end of the Fiscal Quarter ended July 31, 2020 (the “July 2020 Fiscal Quarter”), (ii) the related consolidated statements of income, cash flows and stockholders’ equity of Holdings for such July 2020 Fiscal Quarter, (iii) the corresponding Responsible Officer Certification for such July 2020 Fiscal Quarter, (iv) the corresponding Compliance Certificate for such July 2020 Fiscal Quarter and (v) any other deliverables required to be delivered for the July 2020 Fiscal Quarter pursuant to Section 5.01 of the Credit Agreement (collectively, the “July 2020 Quarterly Reporting Package”), in each case, until October 30, 2020 and hereby consent to the delivery of the July 2020 Quarterly Reporting Package on or prior to October 30, 2020 (or such later date as the Required Lenders may agree in their sole discretion, which extension may be given by email).

SECTION 3. Representations of the Borrower. After giving effect to this Agreement, the Borrower Representative represents and warrants that the representations and warranties of the Borrower Representative set forth in the Credit Agreement and the other Loan Documents will be true in all material respects on and as of the Amendment No. 7 Closing Date; provided, that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true in all material respects as of such earlier date and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects.

SECTION 4. Conditions to the Amendment No. 7 Closing Date. This Agreement shall become effective as of the first date when the Agent shall have received from each of the Borrower Representative and the Required Lenders an executed counterpart hereof or other written confirmation (in form reasonably satisfactory to the Agent) that such party has signed a counterpart hereof.

SECTION 5. Governing Law.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) The jurisdiction and waiver of jury trial provisions in Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement are hereby incorporated by reference into this Agreement and shall apply, mutatis mutandis, to this Agreement.

SECTION 6. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party, any Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with the terms of the Credit Agreement and this Agreement, as applicable, except to the extent the Agent or its Affiliates would be liable for such losses, costs, damages or liabilities pursuant to the terms of the Credit Agreement.

SECTION 8. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by the Borrower Representative and the Agent on the date hereof and when the Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” or similar attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Miscellaneous. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

KNOWLTON DEVELOPMENT CORPORATION INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Chief Financial Officer

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UBS AG, STAMFORD BRANCH, as Agent

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

1828 CLO Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Adagio CLO VII
Designated Activity Company, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Adagio CLO VIII Designated Activity Company, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Adagio V CLO DESIGNATED ACTIVITY COMPANY, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Adagio VI CLO DESIGNATED ACTIVITY COMPANY, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AG Centre Street Partnership, L.P., as a Lender
BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AG CORPORATE CREDIT OPPORTUNITIES
FUND, L.P., as a Lender
By: Angelo, Gordon & Co., L.P., its investment manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AG Diversified Income Master Fund, L.P., as a Lender BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AG GLOBAL DEBT STRATEGY PARTNERS SPV-1 LLC, as a Lender
By: Angelo, Gordon & Co, L.P. its Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro II - S CLO Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO IV,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO IX,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO V,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO VI,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO VII,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. for and on behalf of Allegro CLO VIII
Ltd, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. For and on behalf of Allegro CLO X,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Inc. For and on behalf of Allegro CLO XI,
Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 11, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 13, Ltd., as a Lender

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 1-R, Ltd., as a Lender

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 2013-1, Ltd., as a Lender BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 2018-10, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 3-R, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 4-R, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 5-R, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 6, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 7, Ltd., as a Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 8, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Capital CLO 9, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ANCHORAGE CAPITAL EUROPE CLO 1 DESIGNATED ACTIVITY COMPANY, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ANCHORAGE CAPITAL EUROPE CLO 2 DESIGNATED ACTIVITY COMPANY, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ANCHORAGE CAPITAL EUROPE CLO 3 DESIGNATED ACTIVITY COMPANY, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Credit Funding 3, Ltd, as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Credit Funding 4, Ltd, as a Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Anchorage Credit Opportunities CLO 1, Ltd., as a
Lender

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ANCHORAGE EUROPE CREDIT FUNDING 1 DESIGNATED ACTIVITY COMPANY, as a Lender By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XI, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XII, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XV, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XVIII-R, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XX, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXI, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXIII, as a Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXIV, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXIX, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXV, as a Lender
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXVI, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APIDOS CLO XXVII, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXVIII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXX, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXXI, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXXII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apidos CLO XXXIV, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APOLLO INVESTMENT CORPORATION, as a
Lender

By: Apollo Investment Management, L.P., its investment adviser
By: ACC Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APOLLO MOULTRIE CREDIT FUND, L.P., as a Lender

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P., as a Lender

By:	Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

APOLLO CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:	Apollo Centre Street Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Apres Static CLO 2, Ltd., as a Lender
By:	ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Auburn CLO, Ltd., as a Lender
By:	Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AVAW, as a Lender
BY:	INTERNATIONALE
KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW

Represented by: Oak Hill Advisors, L.P.
As Fund Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Paris SA for and on behalf of AXA IM Loan Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ballyrock CLO 2018-1 LTD, as a Lender
By:	BALLYROCK Investment Advisors LLC, as
Collateral Manager

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ballyrock CLO 2019-1 LTD, as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ballyrock CLO 2019-2 Ltd., as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ballyrock CLO 2020-1 Ltd., as a Lender
By: Ballyrock Investment
Advisors LLC, as Collateral Manager

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Baloise Senior Secured Loan Fund III, as a Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bandera Strategic Credit Partners II, LP, as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bastille Funding Designated Activity Company, as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BBAM European CLO I Designated Activity Company, as a Lender
BlueBay Asset Management LLP acting as agent for:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bilbao CLO I Designated Activity Company, as a Lender
By: Guggenheim Partners Europe Limited, as Collateral Manager

By:	/s/ Adrian Duffy
Name: Adrian Duffy
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bilbao CLO II Designated Activity Company, as a Lender
By: Guggenheim Partners Europe Limited, as Collateral Manager

By:	/s/ Adrian Duffy
Name: Adrian Duffy
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bilbao CLO III Designated Activity Company, as a Lender
By: Guggenheim Partners Europe Limited, as Collateral Manager

By:	/s/ Adrian Duffy
Name: Adrian Duffy
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Blackrock European CLO I Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of
Blackrock European CLO I Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Blackrock European CLO II Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK) Limited as collateral manager for and on behalf of Blackrock European CLO II Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO III Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO III Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO IV Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO IX Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK) Limited as collateral manager for and on behalf of BlackRock European CLO IX Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO V Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO V Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO VI Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO VI Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO VII Designated Activity
Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO VII Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock European CLO VIII Designated Activity Company, as a Lender
By: BlackRock Financial Management Inc., as agent for and on behalf of BlackRock Investment Management (UK)
Limited as collateral manager for and on behalf of BlackRock European CLO VIII Designated Activity Company

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock Global Allocation Collective Fund, as a Lender
By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Global Allocation Collective Fund

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock Global Allocation Fund (AUST), as a Lender
BY: BlackRock Investment Management (Australia) Limited as responsible entity of the BlackRock Global Allocation Fund (Aust)

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock Global Allocation Fund, Inc., as a Lender BY: BlackRock Advisors, LLC, as Investment Adviser

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock Global Allocation Portfolio of the BlackRock Series Fund, Inc., as a Lender
BY: BlackRock Advisors, LLC, as Investment Adviser

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Funds, Inc., as a Lender BY: BlackRock Advisors, LLC, as Investment Adviser

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bleeker Ltd, as a Lender
By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlueBay High Income Loan Investments (Luxembourg)
S.A., as a Lender
BlueBay Asset Management LLP acting as agent for: BlueBay High Income Loan Investments (Luxembourg) S.A.

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlueMountain Eur CLO 2016-1 Designated Activity Company, as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlueMountain Fuji Eur CLO II Designated Activity Company, as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlueMountain Fuji Eur CLO III Designated Activity Company, as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

BlueMountain Fuji Eur CLO IV Designated Activity Company, as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Bluemountain Fuji EUR CLO V Designated Activity Company, as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle Global Market Strategies Euro CLO 2013-1 BV

Carlyle Global Market Strategies Euro CLO 2014-1 DAC

Carlyle Global Market Strategies Euro CLO 2014-2 DAC

Carlyle Global Market Strategies Euro CLO 2014-3 DAC

Carlyle Global Market Strategies Euro CLO 2015-1 DAC

Carlyle Global Market Strategies Euro CLO 2015-3 DAC

Carlyle Global Market Strategies Euro CLO 2016-1 DAC

Carlyle Global Market Strategies Euro CLO 2016-2 DAC

Carlyle Euro CLO 2017-1 DAC

Carlyle Euro CLO 2017-2 DAC
Carlyle Euro CLO 2018-1 DAC
Carlyle Euro CLO 2018-2 DAC
Carlyle Euro CLO 2019-1 DAC, as a Lender

By:	/s/ Louis Reynolds
Name: Louis Reynolds
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2014-4-R, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle US CLO 2016-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Carlyle US CLO 2020-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2017-1, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2017-2, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2017-3, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2017-4, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2018-5, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2018-6, LTD., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2018-7, Ltd., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2018-8 Ltd, as a Lender
By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2019-10, Ltd., as a Lender
By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2019-11 Ltd, as a Lender
By: CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2019-9, Ltd., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CBAM 2020-12, Ltd., as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CIT Bank, N.A., as a Lender

By:	/s/ Christopher Mongeluzzi
Name: Christopher Mongeluzzi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Citi Loan Funding OCP SENIOR LLC, as a Lender
By: Citibank N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CLC LEVERAGED LOAN TRUST, as a Lender
By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

COMMINGLED PENSION TRUST FUND
(FLOATING RATE INCOME) OF JPMORGAN
CHASE BANK, N.A., as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CQS (UK) LLP acting solely in its capacity as investment adviser and/or agent for and on behalf of

Mercer QIF Fund plc (in respect of Mercer
Multi-Asset Credit Fund)
CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc
Quaestio Solutions Fund (in respect of
CMAP – QCF – Credit Multi Asset Pool)
Quaestio Alternative Funds S.C.A., SICAV-
FIS – Diversified Yield Fund (in respect of
CMBP-SIF)
Diversified Loan Fund - Syndicated Loan C
S.a.r.l., as a Lender

By:	/s/ Sarah Higgins
Name: Sarah Higgins
Title: Authorised Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CSAA Insurance Exchange, as a Lender
By: Octagon Credit Investors, LLC, as sub-advisor

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund III Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund IV Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund V Designated Activity
Company, as a Lender
By: Citibank, N.A.,

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund VI Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund VII Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund VIII Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund X Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund XI Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund XII Designated Activity
Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC CORDATUS LOAN FUND XIV Designated Activity Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Cordatus Loan Fund XV Designated Activity Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC CORDATUS LOAN FUND XVI Designated Activity Company, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC CORDATUS LOAN FUND XVII DAC, as a Lender

By:	/s/ Agafonova, Julia
Name: Agafonova, Julia
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Credit Partners Global Yield Master, L.P., as a Lender
By: Its Investment Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC Credit Partners Global Yield S.a.r.l., as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC European Credit Opportunities S.ar.l acting in respect of its Compartment A, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CVC European Credit Opportunities Sarl acting in respect of its Compartment C, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

DANSKE EUROPEAN LOAN II DESIGNATED
ACTIVITY COMPANY, as a Lender

By:	/s/ Michelle DeAngelis
Name: Michelle DeAngelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Export Development Canada, as a Lender

By:	/s/ David Thompson
Name: David Thompson
Title: Financing Manager

By:	/s/ Sean Borutskie
Name: Sean Borutskie
Title: Financing Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2013-1, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2014-2, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2016-5, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2017-6, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2017-7, Ltd., as a Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2017-8, Ltd., as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2018-10, Ltd., as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2018-9, Ltd., as a Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Elevation CLO 2020-11, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Employers Insurance Company of Wausau, as a Lender

By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

AXA IM Paris SA for and on behalf of FDNC US
Senior Loans, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Fyrkat Designated Activity Company, as a Lender By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

G.A.S. (Cayman) Limited Trustee for Rainier (Loan
Fund), a series trust of the Multi Strategy Umbrella
Fund Cayman, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

GGH Leveraged Loan Fund, A Series Trust of MYL
Global Investment Trust, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

GIM SPECIALIST INVESTMENT FUNDS - GIM
MULTI SECTOR CREDIT FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

GIM TRUST 2 - SENIOR SECURED LOAN FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 19(B)-R, Ltd., as a Lender By: GC Advisors LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 22(B)-R, Ltd., as a Lender By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 23(B)-R, Ltd., as a Lender By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 26(B)-R, Ltd., as a Lender By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 35(B), Ltd., as a Lender
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 37(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 39(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 40(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 41(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 43(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Golub Capital Partners CLO 48(B), Ltd., as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Designated Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

CONFIDENTIAL

MeDirect Bank (Malta) plc on behalf of GRAND
HARBOUR CLO 2019-1 DAC, as a Lender

By:	/s/ Walance Buttigieg Scicluna
Name: Walance Buttigieg Scicluna
Title: Group Head - Treasury

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Guggenheim CLO 2020-1, Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Guggenheim Loan Master Fund, Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Guggenheim U.S. Loan Fund II, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Halcyon Loan Advisors European Funding 2016 DAC, as a Lender
By: Bardin Hill Loan Advisors (UK) LLP, as Collateral Manager

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Halcyon Loan Advisors European Funding 2017-1
Designated Activity Company, as a Lender
By: Bardin Hill Loan Advisors (UK) LLP, as Collateral Manager

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO IX Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO VIII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XIX Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XV Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XVI Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XVII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XVIII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XX Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XXI Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XXII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest CLO XXIII Designated Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Harvest Warehouse XXIV Designated Activity
Company, as a Lender

By:	/s/ Richard Keast
Name: Richard Keast
Title: Director

/s/ James Brailey
James Brailey
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Hayfin Emerald CLO I DAC, as a Lender

By:	/s/ Bronwyn Martin
On Behalf of Hayfin Management LLP as
Collateral Manager

Name: Bronwyn Martin
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Hayfin Emerald CLO II DAC, as a Lender

By:	/s/ Bronwyn Martin
On Behalf of Hayfin Management LLP as
Collateral Manager

Name: Bronwyn Martin
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Hayfin Emerald CLO III DAC, as a Lender

By:	/s/ Bronwyn Martin
On Behalf of Hayfin Management LLP as
Collateral Manager

Name: Bronwyn Martin
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

HCA Inc. Master Retirement Trust, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Hempstead II CLO Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG EUROPEAN SENIOR LOAN FUND 1 DESIGNATED ACTIVITY COMPANY, as a Lender

By:	/s/ Michelle M. DeAngelis
Name: Michelle M. DeAngelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG GLOBAL LOAN FUND 1 DESIGNATED
ACTIVITY COMPANY, as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG Total Credit Fund DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2014-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2014-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2014-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2015-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2015-2R, Ltd, as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2016-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2017-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2017-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2018-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2018-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2018-3, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2019-1, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG US CLO 2019-2, Ltd., as a Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ICG UUC Senior Loans Fund Designated Activity Company, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Indaco SICAV-SIF - Indaco CVC, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Investcorp European Loan Company Designated
Activity Company, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ivy Hill Investment Holdings, LLC, as a Lender

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ivy Hill Middle Market Credit Fund IX, Ltd., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ivy Hill Middle Market Credit Fund X, Ltd., as a
Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ivy Hill Middle Market Credit Fund XII, Ltd., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ivy Hill Middle Market Credit Fund XIV, Ltd., as a Lender

By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

James River Insurance Company, as a Lender
BY: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Jefferies Finance LLC, as a Lender

By:	/s/ JR Young
Name: JR Young
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JEFFERIES LEVERAGED CREDIT
PRODUCTS, LLC as a Lender

By:	/s/ William McLoughlin
Name: William McLoughlin
Title: SVP

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JMP CREDIT ADVISORS CLO IV LTD., as a Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JMP CREDIT ADVISORS CLO V LTD., as a Lender By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JNL/BlackRock Global Allocation Fund of JNL Series Trust, as a Lender
BY: BlackRock Investment Management, LLC, as
Investment Sub-Advisor for JNL/BlackRock Global
Allocation Fund

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JPMORGAN FLOATING RATE INCOME FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JPMORGAN INCOME BUILDER FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

JRG Reinsurance Company, Ltd., as a Lender
BY: Angelo, Gordon & Co., L.P. as Investment
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kayne CLO 4, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kayne CLO 5, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kayne CLO 6, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kayne CLO I, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kayne CLO III, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kolumban Alternative Investments - Loans, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Kolumban Alternative Investments - Loans, as a Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

KVK CLO 2016-1 Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

KVK CLO 2018-1 Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Legg Mason Qualified Investor Funds (II) Plc - Western Asset European Loan Fund, as a Lender

By:	/s/ Javier Obeso
Name: Javier Obeso
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Liberty Mutual Insurance Company, as a Lender

By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

LVIP BlackRock Global Allocation Fund, as a Lender By BlackRock Investment Management, LLC, It’s Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MacKay Shields ECO Funding DAC, as a Lender

By:	/s/ Conor Power
Name: Conor Power
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MacKay Shields EURO CLO-2 DAC, as a Lender

By:	/s/ Conor Power
Name: Conor Power
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MacKay Shields EURO CLO-1 DAC, as a Lender

By:	/s/ Conor Power
Name: Conor Power
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MANOR PARK FUNDING ULC, as a Lender

By:	/s/ Mobasharul Islam
Name: Mobasharul Islam
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MassMutual Select BlackRock Global Allocation Fund, as a Lender
By: BlackRock Investment Management, LLC, as
Investment Sub-Adviser

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Maverick Enterprises, Inc, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MEDALIST PARTNERS CORPORATE FINANCE
CLO VI LTD., as a Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Mercer Field II CLO Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MERCER QIF Fund Plc - MERCER INVESTMENT
FUND 1, as a Lender

By:	/s/ Innes Harding
Name: Innes Harding
Title: Authorised Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO II, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO III, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO IX, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO V, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO VI, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO VII, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO VIII, as a Lender
By: MidOcean Credit Fund Management LP, as
Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Credit CLO X, as a Lender
By: MidOcean Credit Fund Management LP, its
Administrative Manager

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MidOcean Select Floating Rate Fund, LP, as a Lender By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MKS CLO 2017-1, Ltd., as a Lender
By: MKS CLO Advisors, LLC as Investment Manager

By:	/s/ Neel Doshi
Name: Neel Doshi
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

MKS CLO 2017-2, Ltd., as a Lender
By: MKS CLO Advisors, LLC as Investment Manager

By:	/s/ Neel Doshi
Name: Neel Doshi
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Montmartre Euro CLO 2020-2 Designated Activity
Company, as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Mount Row (Levered) Credit Limited, as a Lender

By:	/s/ James Brailey
Name: James Brailey
Title: Director

/s/ Richard Keast
Richard Keast
Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Multi-Credit Capital Holdings 2 Ltd., as a Lender
By: MidOcean Credit Fund Management LP
By: Ultramar Credit Holdings, Ltd., Its general Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Natixis, New York Branch, as a Lender

By:	/s/ Jonathan Cohen
Name: Jonathan Cohen
Title: Executive Director

By:	/s/ Douglas Lenart
Name: Douglas Lenart
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Nordea Specialised Investment Fund, SICAV-FIS-
European Senior Loan Fund, as a Lender

By:	/s/ Julia Agafonova
Name: Julia Agafonova
Title: Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

NORTHWOODS CAPITAL 19 EURO DESIGNATED ACTIVITY COMPANY, as a Lender
By: Northwoods European CLO Management LLC as Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital 20, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

NORTHWOODS CAPITAL 21 EURO DESIGNATED ACTIVITY COMPANY, as a Lender
By: Northwoods European CLO Management LLC as Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital 22, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

NORTHWOODS CAPITAL XI-B, LIMITED, as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital XII-B, Limited, as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital XIV-B, Limited, as a Lender
BY: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital XV, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital XVI, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

NORTHWOODS CAPITAL XVII, LIMITED, as a Lender
By: Angelo, Gordon & Co., LP
As Portfolio Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Northwoods Capital XVIII, Limited, as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2014-1 Ltd., as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2018-1 Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2019-1 Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2019-2 Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2019-4, Ltd., as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree CLO 2020-1, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree EIF III Series 1, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree EIF III Series II, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Vice President

/s/ Ronald Kaplan
Ronald Kaplan
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Oaktree Senior Loan Fund, L.P., as a Lender
By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Tim Fairty
Name: Tim Fairty
Title: Authorized Signatory

/s/ Ronald Kaplan
Ronald Kaplan
Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2013-4, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2014-5, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2014-6, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2014-7, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2016-11, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2016-12, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2017-13, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2017-14, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2018-15, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2019-16, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2019-17, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2020-18, Ltd., as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OCP CLO 2020-19, Ltd., as a Lender by Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Credit All Weather Income Fund, Ltd., as a
Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 18-R, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 20-R, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 24, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 25, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 26, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 27, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 28, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 29, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 30, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 31, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 32, LTD., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 33, LTD., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 34, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 35, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 36, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 37, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 38, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 39, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 40, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 41, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 42, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral
Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 43, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 44, Ltd., as a Lender
By: Octagon Credit Investor, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 45, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 46, Ltd., as a Lender

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 47, Ltd, as a Lender
By: Octagon Credit Investors, LLC
As Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners 48, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XIV, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XV, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XVI, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XVII, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XXI, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XXII, Ltd, as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Investment Partners XXIII, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Loan Funding, Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Paul Credit Fund Series I, Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Program Ltd., as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Senior Loan Trust 2018 A Series Trust of
Multi Manager Global Investment Trust, as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Octagon Senior Secured Credit Master Fund Ltd., as a Lender
BY: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT FUNDING 1, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT FUNDING 2, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Funding 3, LTD., as a Lender

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT FUNDING 4, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Funding 5, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Funding 6, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT PARTNERS VII, LTD., as a Lender
BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Partners XI, LTD., as a Lender
By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT PARTNERS XII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Partners XIII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Partners XIV, LTD., as a Lender
By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Credit Partners X-R Ltd., as a Lender
By: Oak Hill Advisors, L.P.
As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA CREDIT PARTNERS XV, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P., as a Lender By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Diversified Credit Strategies Tractor Master
Fund, L.P., as a Lender
By: OHA Diversified Credit Strategies Tractor Fund
GenPar, LLC, its general partner
By: OHA Global GenPar, LLC, its managing member
By: OHA Global MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA LOAN FUNDING 2013-1, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA LOAN FUNDING 2013-2, LTD., as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA LOAN FUNDING 2015-1 LTD., as a Lender
BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA Loan Funding 2016-1, Ltd., as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

OHA S.C.A., SICAV-SIF, as a Lender represented by OHA Management (Luxembourg) S.Ã r.l., in its capacity of General Partner

By:	/s/ Jonathan Askew
Name: Jonathan Askew
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Onex Senior Credit II, LP, as a Lender
By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

KPI-PG Direct Lending 2019, L.P., as a Lender

By:	Partners Group Management VI Limited, its general partner

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group Domblick S.C.A., SICAV-RAIF, as a Lender

By:	its AIFM, Partners Group (Luxembourg) S.A.,

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group Highland Evergreen Debt, L.P. Inc., as a Lender

By:	Partners Group Management IV Limited, its general partner

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group JCB Multi-Credit Investments
S.C.A., SICAV-RAIF, as a Lender

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group Multi Asset Credit V S.C.A.,
SICAV-RAIF, as a Lender

By:	its AIFM, Partners Group (Luxembourg) S.A.,

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group NAEV Private Debt S.C.A., SICAV-RAIF, as a Lender

By:	its AIFM, Partners Group (Luxembourg) S.A.,

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group Private Loans S.A., SICAV-SIF -
SUB-FUND I, as a Lender

By:	its AIFM, Partners Group (Luxembourg) S.A.,

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Partners Group RT Multi-Asset Credit, S.C.A.,
SICAV-RAIF, as a Lender

By:	its AIFM, Partners Group (Luxembourg) S.A.,

By:	Partners Group (Guernsey) Limited, under power of attorney

By:	/s/ Suzanne Staples, Luke Roussell
Name: Suzanne Staples, Luke Roussell
Title: Authorized Signatories

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

PARTNERS GROUP SENIOR LOAN ACCESS S.A R.L., as a Lender
By Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Peaks CLO I, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Peaks CLO 2, Ltd, as a Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Peaks CLO 3, Ltd., as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

PensionDanmark Pensionsforsikringsaktieselskab, as a Lender
By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Penta CLO 3 Designated Activity Company, as a
Lender
By: its collateral manager, Partners Group (UK)
Management Ltd

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Penta CLO 5 Designated Activity Company, as a
Lender
By: Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Penta CLO 6 Designated Activity Company, as a
Lender
By Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Penta CLO 7 Designated Activity Company, as a
Lender

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

PG Global Income First Lien Loan Designated Activity Company, as a Lender
By Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

PGGLF2 Assetco Designated Activity Company, as a Lender

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pikes Peak CLO 2, as a Lender
Partners Group US Management CLO LLC as
Collateral Manager for Pikes Peak CLO 2
Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pikes Peak CLO 3, as a Lender
Partners Group US Management CLO LLC as
Collateral Manager for Pikes Peak CLO 3
Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pikes Peak CLO 4, as a Lender
Partners Group US Management CLO LLC as
Collateral Manager for Pikes Peak CLO 4
By Partners Group (UK) Management Ltd, under power of
Attorney

By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pikes Peak CLO 5, as a Lender
By Partners Group (UK) Management Ltd, under power of attorney

By:	/s/ Schweizer, Till
Name: Schweizer, Till
Title: Senior Vice President

/s/ Surya Ysebaert
Surya Ysebaert
Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pioneer Floating Rate Trust, as a Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Pioneer Investments Diversified Loans Fund, as a
Lender
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Privilege Underwriters Reciprocal Exchange, as a
Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

PURE Insurance Company, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Salem Fields CLO, Ltd., as a Lender
By: Guggenheim Partners Investment Management,
LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SCOR EURO LOANS, as a Lender

By:	/s/ Pierre COUSIN
Name: Pierre COUSIN
Title: Portfolio Manager SCOR Investment Partners SE

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SCOR EURO LOANS VI, as a Lender

By:	/s/ Pierre COUSIN
Name: Pierre COUSIN
Title: Portfolio Manager SCOR Investment Partners SE

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SCORLUX SICAV-SIF SCOR European Senior Loans, as a Lender

By:	/s/ Pierre COUSIN
Name: Pierre COUSIN
Title: Portfolio Manager SCOR Investment Partners SE

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SCORLUX SICAV-SIF SCOR Global Loans as a Lender

By:	/s/ Pierre COUSIN
Name: Pierre COUSIN
Title: Portfolio Manager SCOR Investment Partners SE

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SCORLUX SICAV-SIF -SCOR GLOBAL LOANS, as a Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Silver Rock CLO I, Ltd., as a Lender

By Silver Rock Management LLC as investment manager

By:	/s/ Patrick Hunnius
Name: Patrick Hunnius
Title: General Counsel & CCO

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sonoma County Employees’ Retirement Association, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO II, Ltd, as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO III-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO IV-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO IX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO VII-R, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO VI-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO V-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XIV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XIX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XV, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SOUND POINT CLO XVI, LTD., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XVII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XVIII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXI, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXIII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXIV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXVI, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point CLO XXVII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point Euro CLO I Funding DAC, as a Lender By: Sound Point CLO C-MOA LLC, acting through its Management Series as Collateral Manager
By: Sound Point Capital Management, LP as Sub-
Advisor

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point Euro CLO II Funding DAC, as a Lender By: Sound Point CLO C-MOA LLC, acting through its Management Series as Collateral Manager
By: Sound Point Capital Management, LP as Sub-
Advisor

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point Euro CLO III Funding DAC, as a Lender
By: Sound Point CLO C-MOA LLC, acting through its Second Management Series as Collateral Manager
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point Euro CLO IV Funding DAC, as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
BY: Sound Point Capital Management, LP as
Investment Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

South Carolina Retirement Systems Group Trust, as a Lender
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St Paul’s CLO II DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St Paul’s CLO III-R DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St Paul’s CLO IV DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St. Paul’s CLO IX Designated Activity Company, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ST PAUL’S CLO V DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St. Paul’s CLO VI Designated Activity Company, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St. Paul’s CLO VII DAC, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St. Paul’s CLO VIII Designated Activity Company, as a Lender

By:	/s/ Michelle M. De Angelis
Name: Michelle M. De Angelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

St. Paul’s CLO X Designated Activity Company, as a Lender

By:	/s/ Michelle DeAngelis
Name: Michelle DeAngelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

ST. PAUL’S CLO XII DESIGNATED ACTIVITY
COMPANY, as a Lender

By:	/s/ Michelle DeAngelis
Name: Michelle DeAngelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Star Insurance Company, as a Lender
By: Octagon Credit Investors, LLC as Investment
Manager

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

SUPERANNUATION ARRANGEMENTS OF THE UNIVERSITY OF LONDON, as a Lender

By:	/s/ Michelle DeAngelis
Name: Michelle DeAngelis
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Technology Insurance Company, Inc., as a Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Ohio Casualty Insurance Company, as a Lender

By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Toro European CLO 2 DAC, as a Lender

By:	/s/ Mick Vasilache
Name: Mick Vasilache
Title: Partner, Leveraged Finance

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Toro European CLO 3 Designated Activity Company, as a Lender

By:	/s/ Mick Vasilache
Name: Mick Vasilache
Title: Partner, Leveraged Finance

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

TORO EUROPEAN CLO 4 DESIGNATED
ACTIVITY COMPANY, as a Lender

By:	/s/ Mick Vasilache
Name: Mick Vasilache
Title: Partner, Leveraged Finance

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UAW Retiree Medical Benefits Trust (Chrysler
Separate Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UAW Retiree Medical Benefits Trust (Ford Separate
Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UAW Retiree Medical Benefits Trust (General Motors Separate Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UBS AG, Stamford Branch, as a Term Loan Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

UBS AG, Stamford Branch, as a Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Unite Pension Scheme, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 28A CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 31 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 32 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 33 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 34 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management III, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 35 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 36 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 37 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 38 CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture 39 CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XII CLO, Limited, as a Lender
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XIII CLO, Limited, as a Lender
By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XIV CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XIX CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XV CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XVI CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XVII CLO Limited, as a Lender
BY: its investment advisor, MJX Asset Management,
LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XVIII CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XX CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXI CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXII CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXIII CLO, Limited, as a Lender
By: its investment advisor MJX Asset Management
LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXIV CLO, Limited, as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXIX CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

VENTURE XXV CLO, LIMITED, as a Lender
By its Investment Advisor, MJX Asset Management
LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXVI CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXVII CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXVIII CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Venture XXX CLO, Limited, as a Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wesco Insurance Company, as a Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2014-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS,
LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2014-2 CLO Ltd., as a Lender by First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2014-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS,
LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2014-3K CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2015-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS,
LLC, its Portfolio Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2016-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS,
LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2016-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2017-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2017-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2017-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2017-4 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2018-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2018-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2018-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2019-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit EU, LLC, as
Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2019-2 CLO Ltd, as a Lender
By First Eagle Alternative Credit EU, LLC, as
Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

Wind River 2019-3 CLO Ltd., as a Lender by First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]

XAI Octagon Floating Rate & Alternative Income Term Trust, as a Lender
By: Octagon Credit Investors, LLC as Sub-Adviser

By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

[SIGNATURE PAGE – AMENDMENT NO. 7 TO CREDIT AGREEMENT]